[Logo of UBS Global Asset Management]

UBS Select Tax-Free Preferred Fund
Supplement to the Prospectus dated August 28, 2007

June 30, 2008

Dear Investor:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") is extending the voluntary fee waiver that was scheduled to expire on June 30, 2008.

The last note to the "Expenses and fee tables" on page 15 of the prospectus is replaced with the following:

††

UBS Global AM has voluntarily agreed to waive its entire fee for advisory and administration services provided to Tax-Free Master Fund (approximately 0.10%) through August 31, 2008. The fund will continue to bear an administrative fee at the feeder fund level. As a result, the ordinary total annual fund operating expenses will be 0.04% through August 31, 2008.

ZS343

UBS Global Asset Management (Americas) Inc. is a subsidiary of UBS AG

[Logo of UBS Global Asset Management]

UBS Select Tax-Free Institutional Fund
Supplement to the Prospectus dated August 28, 2007

June 30, 2008

Dear Investor:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") is extending the voluntary fee waiver that was scheduled to expire on June 30, 2008.

The last note to the "Expenses and fee tables" on page 15 of the prospectus is replaced with the following:

****

UBS Global AM has voluntarily agreed to waive its entire fee for advisory and administration services provided to Tax-Free Master Fund (approximately 0.10%) through August 31, 2008. The fund will continue to bear an administrative fee at the feeder fund level. As a result, the ordinary total annual fund operating expenses will be 0.08% through August 31, 2008.

ZS344

UBS Global Asset Management (Americas) Inc. is a subsidiary of UBS AG